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[ECLIPSYS CORPORATION LETTERHEAD]



Contact:

Eclipsys:     Randy L. Thomas, Corporate Strategy and Marketing (media)
              (561) 266-2348 - randy.thomas@eclipsys.com

              Greg Wilson, CFO (investors)
              (561) 266-2324 - investor.relations@eclipsys.com

                    ECLIPSYS SETS DATE OF 2000 ANNUAL MEETING

DELRAY BEACH, FL -- MAY 30, 2000 -- Eclipsys Corporation(R) (NASDAQ: ECLP) today announced that it has scheduled its 2000 Annual Meeting of Stockholders to be held at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33444 on Wednesday, July 12, 2000, at 10:00 a.m. to consider and vote upon the following matters:

1.     To elect two Class II directors for the ensuing three years.

2.     To approve the Company's 2000 Stock Incentive Plan.

3. To approve related amendments to the Company's 1998 Stock Incentive Plan, 1999 Stock Incentive Plan, and Amended and Restated 1998 Employee Stock Purchase Plan.

4. To ratify the selection by the Board of Directors of Pricewaterhouse Coopers LLP as the Company's independent auditors for the current fiscal year.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

       Stockholders of record at the close of business on June 15, 2000 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The stock transfer books of the Company will remain open following the record date. The Company's Board of Directors has nominated Jay B. Pieper for reelection as a Class II director and Steven A. Denning, currently a Class III director, for election as a Class II director. Two of the Company's current Class II directors, J. Robert Kell and Patrick T. Hackett, are not standing for reelection. The Company is not aware of any disagreement of these directors with Company on any matters relating to the Company's operations, policies or practices. Stockholders wishing to nominate any person for election as a Class II director or to bring any other matter before the Annual Meeting, including stockholder proposals, must mail or deliver notice of the nomination or other matter prior to the close of business on June 9, 2000 to the Secretary of the Company, in the form and in accordance with the procedures prescribed by the Company's Amended and Restated By-Laws.


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ABOUT ECLIPSYS

       Eclipsys Corporation (www.eclipsys.com) delivers end-to-end information solutions that enable healthcare enterprises to achieve balanced and improved clinical, financial and customer-satisfaction outcomes. Solutions include its comprehensive, knowledge-based Sunrise software line; leading-edge enterprise application integration (EAI) solutions; application services provider (ASP) information-management solutions; business process reengineering; network design and implementation; and full IT outsourcing. In conjunction with its HEALTHvision affiliate (see www.healthvision.com), Eclipsys provides customized, locally branded Web-based solutions to healthcare delivery systems. Eclipsys has more than 1,400 customer organizations throughout the U.S. and in 17 other countries. For more information, contact Investor Relations at investor.relations@eclipsys.com or by calling (561) 266-2324.

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No solicitation of proxies relating to the 2000 Annual Meeting is being made at this time. Stockholders are urged to read the proxy materials concerning the 2000 Annual Meeting when they become available because they will contain important information concerning the meeting. Statements in this news release concerning future results, performance or expectations are forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks include risks described in the filings of Eclipsys with the Securities and Exchange Commission. Eclipsys undertakes no obligation to update the information contained in this press release. Eclipsys, Eclipsys Corporation and The Outcomes Company are registered trademarks and Sunrise is a trademark of Eclipsys Solutions Corp. Other product and company names in this news release are trademarks or registered trademarks of their respective companies.